EXHIBIT 10.18

                        EMPLOYMENT AGREEMENT

       AGREEMENT, dated as of August 1, 1993 (the "Effective Date"), among Supermarkets General Corporation, a Delaware corporation (the "Company"), Supermarkets General Holdings Corporation, a Delaware corporation and parent corporation to the Company ("Holdings"), and SMG-II Holdings Corporation, a Delaware corporation and parent corporation to Holdings ("SMG-II"), and Jack Futterman ("Executive").

                        W I T N E S S E T H:

       WHEREAS, The Company, Holdings, SMG-II (collectively, the "Companies") and Executive are parties to an Employment Agreement, dated as of January 1, 1990, as amended as of February 4, 1991 and as of February 28, 1992 (the "Prior Agreement"), pursuant to which Executive is employed by the Company as Chairman of the Board of Directors, President and Chief Executive Officer, and serves in the same capacity for Holdings and SMG-II.

       WHEREAS, effective as of the Effective Date, Executive has relinquished the position of President of the Companies;
  and

       WHEREAS, the parties now desire to enter into a new employment agreement reflecting the terms and conditions of Executive's current positions with the Companies and certain other agreements and understandings between the parties, and the parties further intend that such new agreement shall supersede the Prior Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

       1.   Employment and Duties.
            ---------------------

            (a) General.   The Company hereby employs Executive
                -------
  and Executive agrees, upon the terms and conditions herein set forth, to service as Chairman of the Board of Directors and Chief Executive Officer of the Company. Holdings hereby retains Executive as Chairman of the Board of Directors and Chief Executive Officer of Holdings, and SMG-II hereby retains Executive as Chairman of the Board of Directors and Chief Executive Officer of SMG-II. In such capacities, Executive shall report directly to the Board of Directors of the Company (the "Board"), to the Board of Directors of Holdings (the "Holdings Board"), and to the Board of Directors of SMG-II (the "SMG-II Board"), and shall perform such duties in respect of such positions as may be delineated in the By-Laws of the Company, Holdings or SMG-II, as the case may be, and such other duties, commensurate with Executive's title and positions of Chairman and Chief Executive Officer of the Company, Holdings and SMG-II, as may be assigned to Executive from time to time by the Board, the Holdings Board or the SMG-II Board. If elected or appointed, Executive shall also serve as a director or officer of any of the Company's subsidiaries or affiliated companies without further compensation.

            (b)  Full-Time Service.  Throughout the Period (as
                 -----------------
  defined in paragraph 2 below), Executive shall, except as may from time to time be otherwise agreed in writing by the Company, and unless prevented by ill health, devote his full-time working hours to his duties hereunder, shall in all respects conform to and comply with the lawful and reasonable directions and instructions given to him by the Board, the Holdings Board and the SMG-II Board, and shall use his best efforts to promote and serve the interests of the Companies.

            (c)  No Other Employment.  Throughout the Period,
                 -------------------
  Executive shall not, directly or indirectly, render services to any other person or organization for which he receives compensation without the consent of the Board, the Holdings Board or the SMG-II Board, or otherwise engage in activities which would interfere significantly with his faithful performance of his duties hereunder. Executive may perform inconsequential services without specific compensation therefor in connection with the management of personal investments, provided that such activity does not contravene the provisions of subparagraph 1(b) hereof or paragraph 5 hereof.

       2.   Term of Employment.  The Company shall retain
            ------------------
  Executive and Executive shall serve in the employ of the Company for an initial period of three (3) years, commencing on the Effective Date and extending through and including July 31, 1996 (the "Initial Period"); provided, however, that
                                   --------  -------
  commencing on the second anniversary of the effective Date and each successive anniversary thereafter, the term of employment hereunder shall be automatically extended for one additional year, unless at least thirty (30) days prior to such anniversary, the Company has delivered to Executive, or Executive has delivered to the Company, written notice of its or his desire, as the case may be, not to extend the term of employment (the Initial Period, including the extensions thereof, if any, is herein referred to as the "Period"); provided, further, that the period shall terminate when
  --------  -------
  Executive's employment hereunder terminates.

       3.   Compensation and Other Benefits.  Subject to the
            -------------------------------
  provisions of this Agreement, the Company shall pay and provide the following compensation and other benefits to Executive during the Period as compensation for services rendered hereunder:

            (a)  Base Salary.  The Company shall pay to
                 -----------
  Executive an annual base salary (the "Base Salary") at the rate of $475,000 per annum, payable in accordance with the Company's then current payroll practices. The Base Salary shall be reviewed annually and may be increased in the discretion of the Board or Holdings Board. The Company shall be entitled to deduct or withhold all taxes and charges which the Company may be required to deduct or withhold therefrom.

            (b)  Bonus.  For each fiscal year in the Period (or
                 -----
  fraction thereof), Executive shall be eligible to receive a bonus, ranging in each year from 0 to a maximum rate of 75% of annual Base Salary, in accordance with the terms of the Executive Incentive Plan of the Company which shall be no less favorable in the aggregate to Executive than the terms of such plan in effect for Executive on the Effective Date.

            (c)  Employment Benefit Plans.  At all times during
                 ------------------------
  the Period, Executive shall be provided the opportunity to participate in pension and welfare plans, programs and arrangements (the "Plans") that are generally made available to executives of the Company, or as may be deemed appropriate by the Compensation Committee of the Board or, if there is no Compensation Committee of the Board, the Compensation Committee of the Holdings' Board.

            (d)  Support Services.  At all times during the
                 ----------------
  Period, the Company shall provide Executive with office space and support services, including secretarial services, equivalent to those afforded to Executive immediately prior to the Effective Date.

            (e)  Relocation.  The Company shall not, without
                 ----------
  Executive's consent, relocate Executive's principal place of business to a location beyond 20 miles from the location of

  Executives's principal place of business immediately prior to the Effective Date.

            (f)  Travel.  The Company shall not, without
                 ------
  Executive's consent, require Executive to travel on the Company's business to an extent materially inconsistent with the Company's business travel requirements as applied to Executive immediately prior to the Executive Date.

       4.   Termination of Employment.
            -------------------------

            (a)  Termination for Cause; Resignation Without Good
                 -----------------------------------------------
  Reason.   (i)  If, prior to the expiration of the Period,
  ------
  Executive's employment is terminated by the Company for Cause, as defined in subparagraph 4(a)(ii), or if Executive resigns from his employment hereunder without Good Reason, as defined in subparagraph 4(b)(iv), Executive shall not be eligible to receive Base Salary under subparagraph 3(a) or to participate in any Plans under subparagraph 3(c) with respect to future periods after the date of such termination or resignation, except for the right to receive benefits which have become vested under any Plan in accordance with the terms of such Plan. In addition, Executive shall not be eligible to receive any bonus described in subparagraph 3(b) for the Company's fiscal year during which the date of termination or resignation occurs and any later years.

            (ii) Termination for "Cause" shall mean termination of Executive's employment with the Company by the Board of Directors of the Company because of (A) the commission by Executive of an act of fraud or embezzlement against the Company or any of its subsidiaries, or (B) a felony conviction of such Executive.

            (iii) The date of termination of employment by the Company under this paragraph 4(a) shall be the date specified in a written notice of termination (which date shall be no earlier than the date of furnishing such notice), or if no such date is specified therein, the date of receipt by Executive of such written notice of termination. The date of resignation under this paragraph 4(a) shall be two weeks after receipt by the Company of written notice of resignation, or if no such notice is provided, the day Executive ceases to perform his duties hereunder.

            (b)  Termination Without Cause; Resignation for Good
                 -----------------------------------------------
  Reason.   (i)  Subject to the provisions of subparagraph
  ------
  4(b)(iii) and subparagraph 4(b)(vii), if, prior to the expiration of the Period, Executive's employment is terminated by the Company without Cause, or if Executive resigns from his employment for Good Reason, Executives hall be entitled to receive as severance benefits (the "Severance Benefits") the following: (A) his Base Salary at the annual rate then in effect immediately prior to such termination or resignation for the remainder of the Period or two years, whichever is longer, commencing on the day following the date of such termination or resignation (the "Severance Period"); (B) the portion of the bonus or bonuses attributable to the financial targets set forth for the Company under the EIP that Executive would have earned had his employment continued for the Severance Period, determined in accordance with the Company's Executive Incentive Plan and based on the same percentage of base compensation used to calculate bonuses for Executive at the time of such termination or resignation and subject to the Company reaching such applicable financial targets set under the EIP or any other bonus plans; provided, however, that if
                                    --------  -------
  any bonus period commences during the Severance Period and concludes after the expiration thereof, the amount of the bonus, if any, for such bonus period shall be prorated to take into account the portion of such bonus period coinciding with the Severance Period; and (C) continued coverage for the Severance Period under the Company's health and insurance plans applicable to Executive immediately prior to such termination or resignation or, if any such plan does not permit continued coverage of Executive, the Company shall arrange to provide a benefit substantially similar to and no less favorable than the benefits he was entitled to under such plan; and provided further that, if such termination without
            -------- -------
  cause or resignation for Good Reason occurs on or after a Change in Control (as hereinafter defined), then (D) Severance Period shall mean the three-year period commencing on the day following the date of such termination or resignation; and (E) the amount of Executive's Base Salary, for purposes of determining Executive's Severance Benefits, shall be deemed to be the greater of (X) his Base Salary at the annual rate in effect immediately prior to such termination or resignation, and (Y) $500,000. In addition, in the event Executive is terminated without Cause or resigns for Good Reason, the following shall apply: (1) Executive shall receive, as of the date of such termination or resignation, full credit for the Initial Period (to the extend not otherwise credited) for purposes of "Vesting Service" under the Supplemental retirement Agreement, dated March 9, 1987, between the Company and Executive (the "Retirement Agreement"); and (2) to the extent applicable, the Severance Period and the amounts paid to Executive in respect thereof (calculated solely for this purpose without reduction for compensation received from a subsequent employer) shall be considered in calculating Executive's "final average compensation" for purposes of Executive's benefits under the Retirement Agreement or any other nonqualified retirement arrangement applicable to Executive. Severance Benefits shall be reduced by any compensation or benefits which Executive is entitled to receive in connection with any employment of Executive by another employer during the Severance Period. Executive shall provide the Company with any evidence of amounts received in connection with other employment which the Company shall reasonably request.

            (ii) In the event of a termination or resignation described in this paragraph 4(b), Executive shall receive title, free and clear of all encumbrances, to the Company provided automobile then provided to Executive for his use and the Company will reimburse Executive for secretarial and office expenses, not in excess of $30,000.00, incurred by Executive during the first year following such termination or resignation.

            (iii) If, following such termination or resignation of employment, Executive breaches the provisions of paragraph 5 hereof, Executive shall not be eligible, as of the date of such breach, for the payment of Severance Benefits, and all obligations and agreements of the Company to pay Severance Benefits shall thereupon cease; provided, however, that this
                                  --------  -------
  paragraph 4(b)(iii) shall not in any way impair Executive's rights to extended medical coverage, at his expense, under
  Section 4980B(f) of the Internal Revenue Code of 1986, as amended, and the applicable final proposed and temporary rules and regulations thereunder (the "Code").

            (iv) The date of termination of employment by the Company under this paragraph 4(b) shall be the date specified in a written notice of termination to Executive (which date shall be no earlier than the date of furnishing such notice) or, if no such date is specified therein, the date on which such notice is given to Executive. The date of resignation under this paragraph 4(b) shall be two weeks after receipt by the Company of the written notice of resignation.

            (v) Resignation for "Good Reason" shall mean Executive's voluntary termination of employment with the Company because of (A) a reduction, without Executive's written consent, in Executive's current base or aggregate compensation, unless such reduction is generally applicable to all executives of the Company, (B) a reduction, without Executive's consent, in Executive's then current responsibilities as set forth in paragraph 1(a) hereof, or (C) such other events of hardship as the Board or Holdings' Board may determine on a case-by-case basis.

            (vi) Severance Benefits representing Base Salary continuation shall be paid in accordance with the Company's then current payroll practice commencing on the next payroll date following the date of the termination of Executive's employment under subparagraph 4(b), in an amount equal to the amount paid to Executive by the Company for the payroll period immediately prior to such termination or resignation. Severance Benefits representing bonus payments shall be paid annually in accordance with the Company's then current practice for paying bonuses commencing within two months after the Company's fiscal year end.

            (vii) In the event that the Severance Benefits would not be deductible in whole or in part in the calculation of Federal income tax owned by the Company or any of its affiliates, or any other person or entity making such payment or providing such benefit by reason of Section 280G of the Code, the Severance Benefits shall be reduced until no portion of the Severance Benefits is not deductible by reason of
  Section 280G of the Code.

            (viii) For purposes of this paragraph 4(b), "Change
                                                         ------
  in Control" shall mean (A) the acquisition by a Third Party
  ----------
  (as hereinafter defined) of beneficial ownership of more than 30% of the issued and outstanding voting common stock of SMG-II, Holdings, PTK Holdings, Inc., a wholly-owned subsidiary of Holdings ("PTK"), or the Company, or (B) the acquisition of all or substantially all of the assets of the Company by a Third Party; provided, however, that no Change in Control
               --------  -------
  shall be deemed to occur as long as (i) Merrill Lynch & Co., Inc. and its affiliates (the "Merrill Stockholders"), (ii) the
                                --------------------
  management employees of the Company, or (iii) the Merrill Stockholders, in combination with the management employees of the Company, beneficially own, directly or indirectly, more than 50% of the voting common stock of the Company. For purposes of this paragraph 4(b)(viii), "Third Party" shall mean any person other than the Company, Holding, SMG-II, PIK, each of the Merrill Stockholders, or the Equitable Life Assurance Society of the United States and its affiliates.
  For purposes of this paragraph 4(b)(viii), "person" and
                                              ------
  "beneficial ownership" shall have the meanings assigned to
   ---------- ---------
  such terms under Section 13(d) of the Securities Exchange Act of 1934, as amended, and "affiliate" of any first person shall
                            ---------
  mean a second person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first person.
            (c)  Death.    If Executive dies prior to the
                 -----
  expiration of the Period, his Base Salary and bonus (determined as the bonus he would have earned had his employment continued until the end of the applicable bonus period during which his death occurred) will be prorated through his day of death and paid to his beneficiary or estate.

            (d)  Disability.  If Executive becomes Permanently
                 ----------
  Disabled, as defined below in this subparagraph, prior to the expiration of the Period, the Company shall be entitled to terminate his employment and Executive shall be entitled to receive disability benefits in accordance with the disability policy maintained by the Company as of the date of such disability. If Executive's employment is terminated by reason of Executive becoming Permanently Disabled, the provisions of clause (1) of Section 4(b)(i) above shall apply to the calculation of Executive's benefits under the Retirement Agreement. For the purposes of this subparagraph, Executive shall be deemed "Permanently Disabled" when, and only when, he suffers a physical or mental disability or infirmity that prevents the normal performance of duties lasting for a continuous period of six months or more.

       5.   Secrecy and Noncompetition.
            --------------------------

            (a)  No Competing Employment.  For so long as
                 -----------------------
  Executive is receiving, or is entitled to receive, any payments under or pursuant to this Agreement (such period being referred to hereinafter as the "Restricted Period"), Executive shall not, unless he receives after the Effective Date the prior written consent of the Company, directly or indirectly, whether as owner, consultant, employee, partner, venturer, agent, through stock ownership, investment of capital, lending of money or property, rendering of services, or otherwise (except ownership of less than 5% of the number of shares outstanding of any securities which are publicly traded), compete with the retail supermarket business or any other business contributing at least 15% of the consolidated revenues of the Company at the time of the termination of Executive's employment hereunder (such businesses are hereinafter referred to as the "Business"), or assist, become interested in or be connected with any corporation, firm, partnership, joint venture, sole proprietorship or other entity which so competes with the Business, except for the aforementioned 5% ownership of publicly traded securities. The restrictions imposed by this subparagraph shall not apply to any geographic area in which the Company is not engaged in the Business at the time of termination.

            (b)  No Interference.  During the Restricted Period,
                 ---------------
  Executive shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation or any other business organization or entity (other than the Company), intentionally solicit, endeavor to entice away from the Company, or any affiliate, or otherwise interfere with the relationship of the Company, or any affiliate, with any person who is employed with the Company, or any affiliate (including, but not limited to, any independent sales representatives or organizations), or any person or entity who is, or was within the then most recent 12-month period, a customer or client (other than an individual retail consumer) of the Company, or any affiliate.

            (c)  Secrecy.  Executive recognizes that the
                 -------
  services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder and his past employment with the Company, he may acquire or has acquired confidential information and trade secrets concerning the operations of the Company, or its affiliates, the use or disclosure of which could cause the Company substantial loss and damages which could not be readily calculated, and for which no remedy at law would be adequate. Accordingly, Executive covenants and agrees with the Company that he will not at any time, except in performance of Executive's obligations to the Company hereunder, or with the prior written consent of the Company Board or Holdings' Board, directly or indirectly, disclose any secret or confidential information that he may learn or has learned by reason of his association with the Company, or any predecessors to its business, or use any such information to the detriment of the Company, Holdings, or any of their affiliates. The term "confidential information" includes, without limitation, information not previously disclosed to the public or to the trade by the Company's management with respect to the Company's, Holdings', or any of their respective subsidiaries' or affiliates', business plans, prospects and opportunities, the identity of clients, suppliers or customers, information regarding operational strengths and weaknesses, trade secrets, know-how and other intellectual property, systems, procedures, manuals, confidential reports, product price lists, marketing plans of strategies, and financial information. Executive understands and agrees that the rights and obligations set forth in this subparagraph 5(c) are perpetual and, in any case, shall extend beyond the Restricted Period and Executive's employment hereunder.

            (d)  Exclusive Property.  Executive confirms that
                 ------------------
  all confidential information is and shall remain the exclusive property of the Company. All business records, papers and documents kept or made by Executive relating to the business of the Company shall be and remain the property of the Company. Upon the termination of his employment with the Company, or upon the request of the Company at any time, Executive shall promptly deliver to the Company, and shall not, without the consent of the Company (which consent shall not be unreasonably withheld), retain copies of, any written materials not previously made available to the public, records and documents made by Executive or coming into his possession concerning the business or affairs of the Company. Executive may retain records relating exclusively to the terms and conditions of his employment relationship with the Company. Executive understands and agrees that the rights and obligations set forth in this subparagraph 5(d) are perpetual and, in any case, shall extend beyond the Restricted Period and Executive's employment hereunder.

            (e)  Stock Ownership.  Other than as provided in
                 ---------------
  subparagraph 1(c) or 5(a) hereof, nothing in this Agreement shall prohibit Executive from acquiring or holding any issue of stock or securities of any company or other business entity, provided that Executive does not participate in the operations of any such company, and provided further that, with respect to any class of voting securities listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc., Executive and members of his immediate family do not own at any time during the Restricted Period more than 5% of the issued and outstanding shares of such class of securities.

            (f)  Injunctive Relief.  Without intending to limit
                 -----------------
  the remedies available to the Company, Executive acknowledges that a breach of any of the covenants contained in this paragraph 5 may result in material irreparable injury to the Company for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction restraining Executive from engaging in activities prohibited by this paragraph 5, or such other relief as may be required to specifically enforce any of the covenants in this paragraph 5.

       6.   Certain Equity Arrangements.
            ---------------------------

            Amendment of Employee Stock Options.  SMG-II, as
            -----------------------------------
  successor to Holdings in respect of all options outstanding under the SMG-II Management Investors 1987 Stock Option Plan (as successor to the Holdings Management Investors 1987 Stock Option Plan) (the "Option Plan"), and Executive have previously agreed to amend the Incentive Stock Option Agreements, dated December 22, 1987 and March 21, 1990, between Holdings and Executive, and the Nonqualified Stock Option Agreements, dated December 22, 1987 and March 21, 1990, between Holdings and Executive, and hereby agree to amend, and without further action of the parties hereby amend, the Incentive Stock Option Agreement and Nonqualified Stock Option Agreement, each dated March 26, 1992, between SMG-II and the Executive (collectively, the "Option Agreements"), to provide that, if Executive's employment is terminated by the Company without Cause, or if Executive resigns for Good Reason prior to the expiration of the Period, the options to purchase up to a maximum of 13,000 shares of Class A Common Stock of SMG-II evidence by such Option Agreements shall be exercisable until the Expiration Date (as defined in Section 2 of such Option Agreements).

       7.   Arbitration.   Any controversy or claim arising out
            -----------
  of or relating to this Agreement, including, but not limited to, any claim relating to the validity, interpretation, enforceability or breach of this Agreement, or any claim or controversy arising out of the employment relationship or the commencement or termination of that relationship, including, but limited to, any claim for breach of covenant, breach of any implied covenant, wrongful termination, constructive discharge or intentional infliction of emotional distress, which is not settled by agreement between the parties, shall be settled by arbitration in New York, New York, before a panel of three arbitrators, one to be selected by the Companies, one by Executive and the other by the two persons so selected, all in accordance with the rules of the American Arbitration Association then in effect; provided, however,
                                          --------  -------
  that the Companies shall nevertheless be entitled to seek relief under paragraph 5 above in accordance with paragraph 5(f) thereof. In consideration of the parties' agreement to submit to arbitration disputes with regard to this Agreement and with regard to any alleged tort, contract or other claim arising out of the employment relationship, and in consideration of the anticipated expedition and minimization of expense of this arbitration remedy, each party agrees that the arbitration provisions of this Agreement shall provide it with the exclusive remedy, except as provided in the preceding sentence, and each party expressly waives any right it may have to seek redress in any other forum except as provided herein. The parties further agree that the arbitrators acting hereunder shall be empowered to assess no remedy other than payment of compensatory damages or an order (including temporary, preliminary or permanent injunctive relief) enforcing the provisions of paragraph 5 above. The expenses of the arbitration proceeding plus the reasonable attorneys fees incurred by Executive in connection therewith shall be paid by the Company. Any decision or order of the majority of arbitrators shall be binding upon the parties hereto and judgment thereon may be entered in the Supreme Court of the State of New York or any other court having jurisdiction.

       8.   Nonassignability; Binding Agreement.  Neither this
            -----------------------------------
  Agreement nor any right, duty, obligation or interest
  hereunder shall be assignable or delegable by Executive
  without the Company's prior written consent, provided,
                                               --------
  however, that nothing in this paragraph shall preclude
  -------
  Executive from designating any of his beneficiaries to receive any benefits payable hereunder upon his death, or the executors, administrators, or other legal representatives from assigning any rights hereunder to the person or persons entitled thereto.

       This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Companies and Executive's heirs and the personal representatives of Executive's estate.

       9.   Severability.  If the final determination of a court
            ------------
  of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

       10.  Amendment;  Waiver.  This Agreement may not be
            ------------------
  modified, amended or waived in any manner, except by an instrument in writing signed by all parties hereto. The waiver by any party of compliance with any provision of this Agreement by any other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

       11.  Governing Law.  All matters effecting this
            -------------
  Agreement, including the validity thereof, are to be governed by, interpreted and construed in accordance with the laws of the State of New York.

       12.  Notices. Any notice hereunder by any party to any
            -------
  other shall be given in writing by personal delivery or certified mail, return receipt requested. If addressed to Executive, the notice shall be delivered or mailed to Executive at the address last known to the Company, or if addressed to any of the Companies, the notice shall be delivered or mailed to the Company at its executive offices, to the attention of the Board. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date shown on the applicable return receipt.

       13.  Supersedes Previous Agreements.  This Agreement
            ------------------------------
  supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof (including the Prior Agreement), all such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiations, commitment, agreement or writing will have no further rights or obligations thereunder; provided,
                                                     --------
  however, that, except as expressly provided herein, this
  -------
  Agreement shall not supersede the Retirement Agreement, the Management Investors Exchange Agreement dated as of February 4, 1991 among SMG-II, Holdings and the Executive, or the Option Agreements.

       14.  Counterparts.  This Agreement may be executed by any
            ------------
  of the parties hereto in counterpart, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

       15.  Headings.  The headings of paragraphs herein are
            --------
  included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.
       16.  Tax Withholding.  The Company shall be entitled to
            ---------------
  deduct or withhold from any payment made hereunder all Federal, state and local taxes which the Company is required by law to deduct or withhold therefrom.

       IN WITNESS WHEREOF, each of the Companies have caused the Agreement to be signed by its officer pursuant to the authority of its Board of Directors, and Executive has executed this Agreement as of the day and year first written above.

                             SUPERMARKETS GENERAL CORPORATION

                             By: Anthony Cuti
                                 --------------------------------
                                 Title:

                                 Jack Futterman
                                 --------------------------------
                                 Title:

                              SUPERMARKETS GENERAL HOLDINGS
                                   CORPORATION

                              By: Anthony Cuti
                                  -------------------------------
                                  Title:

                              SMG-II HOLDINGS CORPORATION


                              By: Anthony Cuti
                                  -------------------------------
                                  Title: